                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                  FORM 8-K/A

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported): September 18, 1996
                                                       ------------------



                          PREMIERE TECHNOLOGIES, INC.
                           (Exact name of registrant
                          as specified in its charter)


          Georgia                       0-27778                 59-3074176
---------------------------        -----------------        -------------------
     (State or other                  (Commission            (I.R.S. Employer
     jurisdiction of                  File Number)          Identification No.)
      incorporation)



     3399 Peachtree Road, N.E.
     The Lenox Building, Suite 400
     Atlanta, Georgia                                              30326
     -----------------------------------------                   ----------
     (Address of principal executive officers)                   (Zip Code)



      Registrant's telephone number, including area code:  (404) 262-8400

                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Premiere Technologies, Inc. (the "Company") hereby amends its Current Report on Form 8-K dated September 18, 1996 (filed October 2, 1996) to include the referenced financial statements and pro forma financial information and exhibit.


     (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          Report of Independent Public Accountants ..................

          Balance Sheet as of December 31, 1995 .....................

          Statement of Operations for the period from inception
            (March 3, 1995) to December 31, 1995 ....................

          Statement of Shareholders' Deficit for the period
            from inception (March 3, 1995) to December 31, 1995......

          Statement of Cash Flows for the period from inception
            (March 3, 1995) to December 31, 1995 ....................

          Notes to Financial Statements .............................

     (B)  PRO FORMA FINANCIAL INFORMATION.

          Unaudited Pro Forma Consolidated Statements of Income
            for the year ended December 31, 1995 ....................

          Unaudited Pro Forma Consolidated Statements of Income
            for the nine months ended September 30, 1996 ............

     (C)  EXHIBITS.

     23.1 Consent of Arthur Andersen LLP.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PREMIERE TECHNOLOGIES, INC.



                                       By:  /s/ Patrick G. Jones
                                           ------------------------------------
                                            Patrick G. Jones
                                            Senior Vice President of Finance
                                            and Legal

Dated: December 2, 1996
       ----------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders of
Connect, Inc.:

We have audited the accompanying balance sheet of CONNECT, INC. (a Maryland corporation and development-stage enterprise) as of December 31, 1995 and the related statements of operations, shareholders' deficit, and cash flows for the period from inception (March 3, 1995) to December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Connect, Inc. as of December 31, 1995 and the results of its operations and its cash flows for the period from inception (March 3, 1995) to December 31, 1995 in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP.
Atlanta, Georgia
November 8, 1996

                                 CONNECT, INC.

                       (A DEVELOPMENT-STAGE ENTERPRISE)

                                 BALANCE SHEET

                               DECEMBER 31, 1995

                                     ASSETS
PROPERTY AND EQUIPMENT
  Computer and office equipment                                                89,766
  Furniture and fixtures                                                        1,600
  Software                                                                     34,880
                                                                            ---------
                                                                              126,246
  Less accumulated depreciation                                                (8,570)
                                                                            ---------
           Net property and equipment                                         117,676
                                                                            ---------

        Total assets                                                        $ 117,676
                                                                            =========

                    LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES:
  Line of credit with shareholders (Note 3)                                 $ 225,000
  Accounts payable and accrued expenses                                        37,850
  Other current liabilities                                                     3,520
                                                                            ---------
        Total current liabilities                                             266,370
                                                                            ---------

COMMITMENTS AND CONTINGENCIES (NOTE 4)

SHAREHOLDERS' DEFICIT:
  Common stock, $1 par value; XX shares authorized, XX shares issued and
   outstanding at December 31, 1995 (Note 2)                                    1,000
  Subscriptions receivable (Note 2)                                            (1,000)
  Deficit accumulated during the development stage                           (148,694)
                                                                            ---------
        Total shareholders' deficit                                          (148,694)
                                                                            ---------
        Total liabilities and shareholders' deficit                         $ 117,676
                                                                            =========


      The accompanying notes are an integral part of this balance sheet.

                                 CONNECT, INC.

                        (A DEVELOPMENT-STAGE ENTERPRISE)

                            STATEMENT OF OPERATIONS

      FOR THE PERIOD FROM INCEPTION (MARCH 3, 1995) TO DECEMBER 31, 1995



REVENUES                                                   $       0
                                                           ---------

OPERATING EXPENSES:
  Research and development                                    55,446
  General and administrative                                  48,194
  Selling and marketing                                       26,781
  Depreciation and amortization                                8,570
                                                           ---------
        Total operating expenses                             138,991
                                                           ---------

OPERATING LOSS                                              (138,991)
                                                           ---------

OTHER EXPENSE:
  Interest expense                                             9,703
                                                           ---------

NET LOSS                                                   $(148,694)
                                                           =========



        The accompanying notes are an integral part of this statement.

                                 CONNECT, INC.

                        (A DEVELOPMENT-STAGE ENTERPRISE)


                       STATEMENT OF SHAREHOLDERS' DEFICIT

      FOR THE PERIOD FROM INCEPTION (MARCH 3, 1995) TO DECEMBER 31, 1995


                                                                                        TOTAL
                                            COMMON     SUBSCRIPTIONS   ACCUMULATED   SHAREHOLDERS'
                                            STOCK        RECEIVABLE      DEFICIT      (DEFICIT)
                                           -------     -------------   -----------   ------------
BALANCE at inception, (March 3, 1995)            0              0               0              0

  Subscriptions receivable on loans to
    shareholders                                 0         (1,000)              0         (1,000)

  Issuance of common stock                   1,000              0               0          1,000
  Net loss                                       0              0        (148,694)      (148,694)
                                            ------        -------       ---------      ---------
BALANCE, December 31, 1995                  $1,000        $(1,000)      $(148,694)     $(148,694)
                                            ======        =======       =========      =========

       The accompanying notes are an integral part of these statements.

                                 CONNECT, INC.

                       (A DEVELOPMENT-STAGE ENTERPRISE)

                            STATEMENT OF CASH FLOWS

      FOR THE PERIOD FROM INCEPTION (MARCH 3, 1995) TO DECEMBER 31, 1995



                                                                                     1995
                                                                                 ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                                        $(148,694)
                                                                                 ----------
  Adjustments to reconcile net loss to net cash used in operating activities:
      Depreciation and amortization                                                   8,570
      Changes in assets and liabilities:
          Accounts payable and accrued expenses                                      37,850
          Other current liabilities                                                   3,520
                                                                                 ----------
            Total adjustments                                                        49,940
                                                                                 ----------
            Net cash used in operating activities                                   (98,754)
                                                                                 ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                               (126,246)
                                                                                 ----------
            Net cash provided by investing activities                              (126,246)
                                                                                 ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Loans from shareholders                                                           225,000
                                                                                 ----------
            Net cash provided by financing activities                               225,000
                                                                                 ----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                      0

CASH AND CASH EQUIVALENTS, beginning of period                                            0
CASH AND CASH EQUIVALENTS, end of period                                          $       0
                                                                                 ==========
SUPPLEMENTAL SCHEDULE OF NONCASH FINANCING ACTIVITIES:
      Stock issued for subscriptions receivable                                   $   1,000
                                                                                 ==========

        The accompanying notes are an integral part of these statements.

                                 CONNECT, INC.

                        (A DEVELOPMENT-STAGE ENTERPRISE)

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995

 1. ORGANIZATION AND NATURE OF BUSINESS

   Connect, Inc. (the "Company"), a development-stage enterprise, was incorporated in Maryland on March 3, 1995. The Company is a developer of high technology products and services which enable consumers and businesses to effectively communicate via the Internet using only a touch tone phone. The Company has four shareholders, two shareholders each owning 45% and two others each owning 5%.

   The Company has not yet sold or delivered any products, and as of December 31, 1995, the Company had no customers. The Company's activities to date consist primarily of research and development activities in order to develop Internet-based software products. Expenses incurred have primarily been research and development, administrative and marketing costs. The developmental nature of the activities is such that inherent risks exist in the Company's operations. Successful future operations are subject to several risks, including the ability of the Company to successfully develop software products, to market and generate significant revenue related to the sale of its products, and continued development of additional products and enhancements to allow entry into new markets. After products have been developed and successfully introduced into a market, additional time may be necessary before significant revenues are realized.

   The Company has available a line of credit with one of its shareholders for up to $250,000 (see Note 3). In addition, the Company received additional financing during 1996 from outside sources and was acquired by an unrelated party on September 18, 1996 (see Note 5).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   PRESENTATION

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Since the accompanying financial statements are from the inception of the Company (March 3, 1995) to December 31, 1995, all amounts included herein reflect the cumulative transactions of the Company in its developmental stage.

   PROPERTY AND EQUIPMENT

   Property and equipment are recorded at cost, and depreciation is provided for using the straight-line method over the estimated useful lives of the assets, commencing when the assets are installed or placed in service. The estimated useful lives are five years for computer and office equipment and purchased software, and seven years for office furniture. The cost of installed equipment includes expenditures for installation.

   LONG-LIVED ASSETS

   The Company periodically reviews the values assigned to long-lived assets such as property and equipment to determine if any impairments have occured. Management believes that the long-lived assets in the accompanying balance sheets are appropriately valued.

   INCOME TAXES

   The Company is treated as an S-Corporation. As such, the Company is generally not subject to corporate level taxes, rather the income or losses of the Company flow through pro rata to the individual shareholders. Accordingly, there is no income tax provision or deferred taxes in the accompanying financial statements.

   SUBSCRIPTION RECEIVABLE

   The founders of the Company purchased their shares of common stock by giving to the Company a total of $1,000 in nonrecourse, noninterest-bearing notes (the "Notes"). The outstanding principal balance of the Notes has been reflected as a reduction to shareholders' deficit in the accompanying balance sheet. Interest is not material for the period presented.

3. RELATED-PARTY TRANSACTIONS

   General and administrative expenses includes consulting and professional fees paid to companies that the shareholders of the Company own a portion of and which the company merged with in early 1996 (see Note 5). The Company paid these parties approximately $9,100 in 1996.

   The Company rents office space in Baltimore, Maryland from a related party. During 1996 the Company incurred approximately $4,400 related to this lease.

   The Company maintains a bank account with nominal funds, but finances its operations primarily by drawing on a line of credit with a shareholder bearing interest at 10%. This line of credit had no scheduled maturity date. The Company received advances of $225,000 under this line of credit during the period from inception (March 3, 1995) to December 31, 1995. No payments were made in connection with these advances. The Company incurred interest costs of approximately $ 9,700 related to this note.

4. COMMITMENTS AND CONTINGENCIES

   OPERATING LEASES

   The Company leases office space. Rental expense was approximately $4,400 for the period from inception (March 3, 1995) to December 31, 1995.

   At December 31, 1995, the Company had no minimum rental commitments under noncancelable operating leases with initial or remaining terms of more than one year.

   LEGAL PROCEEDINGS

   The Company is subject to legal proceedings and claims which arise in the ordinary course of business. There are no pending legal proceedings to which the Company is a party.

5. SUBSEQUENT EVENTS

   MERGER OF CONNECT, LEITESS INFORMATION SOLUTIONS, AND PLANET COMMUNICATIONS

   On January 4, 1996, the Company, Leitess Information Solutions, LLC, and Planet Communications LLC merged into one company operating under the name Connect, Inc. ("Connect II"). Along with this transaction, an outside investor purchased 10,000 shares of Connect II common stock representing an approximately 9% interest in the newly formed company. See pro forma financial statements of operations contained elsewhere in this filing.

   FORMATION OF TELET COMMUNICATIONS

   On March 29, 1996, TeleT Communications LLC ("TeleT") was formed through a purchase agreement between Connect II and CMG@Ventures, L.P. ("CMG") in which CMG contributed $750,000 for a 50% interest in the newly formed company. See pro forma results of operations contained elsewhere in this filing.

   LINE OF CREDIT WITH SHAREHOLDER

   Subsequent to year end, $20,225 of additional principal was drawn on this line. On March 29, 1996, a portion of this loan ($75,000) was assigned to another shareholder for a note between the two shareholders. On May 17, 1996, an additional $41,448 was assigned to the same shareholder for another note. $25,000 of the line was converted by the original shareholder into 3,473 units of Series A-1 Convertible Preferred Stock ("Series A") in TeleT. The portion of the line assigned on March 29, 1996 ($75,000) was converted into 10,417 shares of Series A stock. The remainder of the line of credit ($145,225), including the portion assigned on May 17, 1996, was repaid in conjunction with the Premiere Acquisition (as discussed herein).

   PREMIERE TECHNOLOGIES ACQUISITION OF TELET

   On September 18, 1996, Premiere Technologies, Inc. ("Premiere") purchased 100% of TeleT in a stock and cash transaction. Premiere exchanged 498,187 shares of its $.01 par value common stock and paid approximately $2.8 million in cash considerations for TeleT.

Premiere Technologies
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEAR ENDED 12/31/95

                                            Historical
                                             Premiere     Proforma TeleT    Transaction       Company Pro
                                                (A)             (A)         Adjustments          Forma
                                          -------------   --------------    -----------       ------------

Revenues                                    $22,325,938       $108,318              $0         $22,434,256
Costs and Expenses
   Cost of Services                           7,602,511         27,947               0           7,630,458
   Operating Expenses                        12,424,457        241,594          71,429 (B)      12,737,480
                                          -------------    -----------       ---------        ------------
Total Costs and Expenses                     20,026,968        269,541          71,429          20,367,938

                                          -------------    -----------       ---------        ------------
Income (loss) from operations                 2,298,970       (161,223)        (71,429)          2,066,318

Other Income (Expense)                          (50,890)        (6,860)       (169,904)(C)        (227,654)
                                          -------------    -----------       ---------        ------------
Income (loss) before income taxes             2,248,080       (168,083)       (241,333)          1,838,664
(Provision for) benefit from
    income taxes                               (330,486)        65,552          94,120 (D)        (170,814)

Net income (loss)                            $1,917,594      ($102,531)      ($147,213)         $1,667,851
                                          =============    ===========       =========        ============

   Mod. t.s. adj. and pref. div               ($110,212)                                          (110,212)
                                          -------------                                       ------------
   Net income available                      $1,807,382                                         $1,557,639
   Weighted Average O/S Shares               17,529,000                                         17,529,000
   Acquisition shares (E)                                                      498,187             498,187
                                          -------------                      ---------        ------------
        Total Pro forma Shares                                                                  18,027,187

   Historical EPS                                 $0.10
                                          =============

   Pro forma EPS                                                                                     $0.09
                                                                                              ============


(A) Derived from the historical statements of operations of the Company and Connect, Inc. (contained elsewhere herein), Leitess Information Solutions, LLC, and Planet Communications LLC (collectively, "Telet Communications LLC").

(B) Reflects additional depreciation and amortization expense (utilizing the Company's depreciable lives) associated with the recording of the acquired assets by the Company at fair market value in conjunction with the Acquisition.

(C) Reflects reduction equal to cash portion of acquisition times Company's weighted average return on investment of 5.92%.

(D) Reflects income tax effect of pro forma adjustments.

(E) Reflects additional shares issued in conjunction with the Acquistion as if they were outstanding for all periods.

(F) Reflects the reversal of one time charge for in process research and development.

Premiere Technologies
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
NINE MONTHS PERIOD ENDED 9/30/96

                                            Historical        Proforma      Transaction         Company
                                            Premiere(A)       TeleT(A)      Adjustments        Pro Forma
                                            -----------      ---------     -------------      -----------
Revenues                                    $34,868,465      $ 250,603     $           0      $35,119,068
Costs and Expenses
   Cost of Services                          11,775,061                                0       11,775,061
   Operating Expenses                        31,432,404        884,576            53,571 (B)   21,341,019
                                                                             (11,029,532)(F)
                                            -----------       --------     -------------      -----------
Total Costs and Expenses                     43,207,465        884,576       (10,975,961)      33,116,080

                                            -----------       --------     -------------      -----------
Income (loss) from operations                (8,339,000)      (633,973)       10,975,961        2,002,988

Other Income (Expense)                        1,687,348        (13,007)         (111,930)(C)    1,562,411
                                            -----------       --------     -------------      -----------
Income (loss) before income taxes            (6,651,652)      (646,980)       10,864,031        3,565,399
(Provision for) benefit from income taxes     3,087,679        252,322        (4,236,972)(D)     (896,971)

Extraordinary Loss, net                         (59,251)             0                 0          (59,251)
                                            -----------       --------     -------------      -----------
Net income (loss)                           $(3,623,224)     $(394,658)       $6,627,059      $ 2,609,177
                                            ===========      =========     =============      ===========

   Modified treasury stock adjustments      $   619,157                                           619,157
                                            -----------       --------     -------------      -----------
   Net income available                     $(3,004,067)                                        3,228,334
   Weighted Average O/S Shares               22,374,935                                        22,374,935
   Acquisition shares (E)                                                        498,187          498,187
                                            -----------       --------     -------------      -----------
        Total Pro forma Shares                                                                 22,873,122

   Historical EPS                           $     (0.13)
                                            ===========

   Pro forma EPS                                                                              $      0.14
                                                                                              ===========

(A) Derived from the historical statements of operations of the Company and Connect, Inc. (contained elsewhere herein), Leitess Information Solutions, LLC, and Planet Communications LLC (collectively, "Telet Communications LLC").
(B) Reflects additional depreciation and amortization expense (utilizing the Company's depreciable lives) associated with the recording of the acquired assets by the Company at fair market value in conjunction with the Acquisition.
(C) Reflects reduction equal to cash portion of acquisition times Company's weighted average return on investment of 5.2%.
(D) Reflects income tax effect of pro forma adjustments.
(E) Reflects additional shares issued in conjunction with the Acquistion as if they were outstanding for all periods.
(F) Reflects the reversal of one time charge for in process research and development.

                                 EXHIBIT INDEX

                                                                        PAGE
                                                                        ----
     23.1 Consent of Arthur Andersen LLP.